UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   April 4, 2013

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EFLO ENERGY, INC.
(Name of Small Business Issuer in its charter)

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Nevada	000-54328	26-3062721
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600, Houston, Texas  77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (281) 260-1034

                                                                EFL OVERSEAS, INC.
 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On March 1, 2013 the shareholders owning a majority of the Company’s common stock approved amendments to the Company’s Articles of Incorporation:

1.	changing the name of the Company from EFL Overseas, Inc. to EFLO Energy, Inc., and

2.	changing the capitalization of the Company such that the Company is authorized to issue 150,000,000 shares of common stock and 10,000,000 shares of preferred stock.

    The amendments to the Company’s Articles of Incorporation were filed with the Nevada Secretary of State on April 4, 2013.

    The name change will become effective in the over-the-counter market following FINRA’s announcement of the name change.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFLO ENERGY, INC.

Date: April 9, 2013	By:	/s/ Robert Wesolek
Robert Wesolek
Chief Financial Officer